UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2016

McGraw-Hill Global Education Intermediate Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-193697-01	80-0899362
(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza New York, NY	10121
(Address of Principal Executive Offices)	(Zip Code)

(646) 766-2626
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 18, 2016, McGraw-Hill Global Education Holdings, LLC (the “Company”), a wholly owned subsidiary of McGraw-Hill Global Education Intermediate Holdings, LLC (the “Registrant”), announced that it is seeking a $350 million first lien revolving credit facility (the “Revolving Facility”) and a $1,305 million first lien term loan (the “Term Loan Facility” and, together with the Revolving Facility, the “New Facilities”).

Concurrently with its entry into the New Facilities, the Company plans to (i) combine its business with that of McGraw-Hill School Education Holdings, LLC (“McGraw-Hill Schools”), which operates the K-12 business of the Company’s indirect parent, McGraw-Hill Education, Inc. (“Parent”), and is a side-by-side subsidiary with the Company, (ii) incur senior unsecured debt in an amount sufficient, when taken together with the proceeds of the Term Loan Facility, to complete the refinancing transactions and payment of fees and expenses described below, (iii) repurchase or redeem all of the 9.75% First-Priority Senior Secured Notes due 2021 of the Company and McGraw-Hill Global Education Finance, Inc., (iv) repay in full all amounts outstanding under the Company’s existing credit facilities and terminate all commitments thereunder, (v) repay in full all amounts outstanding under McGraw-Hill Schools’ existing senior secured term loans and terminate all commitments thereunder, (vi) terminate all commitments and replace all letters of credit outstanding under McGraw-Hill Schools’ existing revolving facility, (vii) fund a dividend to the stockholders of Parent and (viii) pay related fees and expenses.

In addition, the Registrant is disclosing under Item 7.01 of this Current Report on Form 8-K the information attached to this report as Exhibit 99.1, which information is incorporated by reference herein. This information, which has not been previously reported, is being provided on April 18, 2016 to lenders in connection with the New Facilities.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01     Financial Statements and Exhibits.
(d) - Exhibits
The following exhibits are being furnished with this Current Report on Form 8-K.
Exhibit No.        Description

99.1	Lenders Presentation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

McGraw-Hill Global Education Intermediate Holdings, LLC
By:	/s/ David Stafford
Name: David Stafford
Title: Senior Vice President and General Counsel

 Dated: April 18, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lenders Presentation